SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 17, 2005
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road Arlington, Virginia		22201
(Address of principal executive offices)		(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

ITEMS 2.02 AND 7.01:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION; REGULATION FD DISCLOSURE

On August 17, 2005 the Registrant released its financial results for the fourth quarter and full fiscal year 2005.

A copy of the Registrant’s press release announcing the financial results as well as the schedule for a conference call and “web cast” on August 18, 2005 are attached as Exhibit 99 to this current report on Form 8-K.

EXHIBITS

Exhibit Number

99	Press Release dated August 17, 2005, announcing CACI’s fourth quarter and fiscal year financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI INTERNATIONAL INC
Registrant

By:	/s/ JEFFREY P. ELEFANTE

Jeffrey P. Elefante
Executive Vice President,
General Counsel and Secretary